January 4, 2001

U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Vanguard World Funds (the "Funds")
         File No.  2-14336

Commissioners:

On Wednesday, January 3, 2001, Vanguard filed an N-30D filing for Vanguard Municipal Bond Funds. Unfortunately, the submission page read that the filing was to be made on behalf of the Vanguard World Funds. We did resubmit the filing using the correct CIK number. I am hereby requesting that you remove the filing made on behalf of the Vanguard World Funds. Below is the information you will need to complete this change:

Vanguard World Funds
File Number:  2-14336
Date of Filing:  January 3, 2001
CIK Number:  0000052848
Accession Number:  0000932471-01-000006

Please feel free to contact me at (610) 669-6295 if you have any questions or need additional information regarding this filing.

Sincerely,


Loretta B. Russo
Compliance Manager